UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2020

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin	54903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 235-9151

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OSK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2020, David M. Sagehorn, Executive Vice President and Chief Financial Officer of Oshkosh Corporation (the “Company”), advised the Company of his intention to retire from that position effective April 3, 2020 (the “Retirement Date”). In connection with his retirement, Mr. Sagehorn entered into a consulting agreement with the Company covering a period of 12 months from the Retirement Date. Under the agreement, Mr. Sagehorn will receive $400,000 for rendering consulting services, payable in four equal quarterly installments.

In light of Mr. Sagehorn’s intentions, the Board of Directors of the Company acted to appoint Michael E. Pack as Executive Vice President and Chief Financial Officer of the Company, effective on the Retirement Date. Mr. Pack, 45, has been serving as Vice President of Finance of the Company’s Fire & Emergency segment since 2012.

In connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Pack is expected to receive compensation, including an annual base salary, participation in the Company's annual incentive compensation plan and annual awards under the Company's long-term incentive compensation plan, and be eligible to participate in the benefit plans and arrangements made available generally to the Company's executive officers, including entering into a Key Executive Employment and Severance Agreement with a cash severance benefit of two times base salary and bonus, all in a manner consistent with the compensation that the Company provides to its executive officers. Such compensation and benefit plans and arrangements are described in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 20, 2019. In addition, the Human Resources Committee of the Company’s Board approved a grant of restricted stock units to Mr. Pack effective on the Retirement Date with a grant date value of $200,000 that will vest on a pro rata basis over three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: January 10, 2020	By:	/s/ Ignacio A. Cortina
Ignacio A. Cortina
Executive Vice President, General Counsel and Secretary

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